UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2020

Tailored Brands, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-16097 (Commission File Number)	47-4908760 (IRS Employer Identification No.)

6380 Rogerdale Road Houston, Texas (Address of principal executive offices)	77072 (Zip Code)

281-776-7000
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	*	*
Preferred Stock Purchase Rights	*	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

*On August 8, 2020, NYSE Regulation, Inc. filed a Form 25 with the Securities and Exchange Commission (the “SEC”) to delist Tailored Brands, Inc.’s common stock (the “common stock”) from the New York Stock Exchange. The deregistration of the common stock under Section 12(b) of the Securites and Exchange Act of 1934, as amended (the “Exchange Act”), will be effective 90 days, or such shorter period as the SEC may determine, after filing of the Form 25. Upon deregistration of the common stock under Section 12(b) of the Exchange Act, the common stock will remain registered under Section 12(g) of the Exchange Act.

Item 7.01 Regulation FD Disclosure.

As previously reported, on August 2, 2020, Tailored Brands, Inc. (the “Company”) and certain of its subsidiaries commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Chapter 11 Cases are being jointly administered under the caption In re: Tailored Brands, Inc., et al., Case No. 20-33900 (MI).

The Company previously entered into confidentiality agreements (collectively, the “NDAs”) with members of an ad hoc group of lenders under the Company’s term loan credit agreement (the “Consenting Term Loan Lenders”) and certain other creditors. Pursuant to the NDAs, the Company has agreed to publicly disclose certain information, including material non-public information disclosed to such Consenting Term Loan Creditors (the “Cleansing Material”), upon the occurrence of certain events as set forth in the NDAs. A copy of the Cleansing Material is attached to this Form 8-K as Exhibit 99.1. The Cleansing Material includes certain values for illustrative purposes only and such values are not the result of, and do not represent, actual valuations, estimates, forecasts or projections of the Company or any third party and should not be relied upon as such. The projections do not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States. The Company’s independent accountants have not examined, compiled or otherwise applied procedures to the projections and, accordingly, do not express an opinion or any other form of assurance with respect to the projections. The Cleansing Material should not be regarded as an indication that the Company or any third party consider the Cleansing Material to be a reliable prediction of future events, and the Cleansing Material should not be relied upon as such. Neither the Company nor any third party has made or makes any representation to any person regarding the accuracy of any Cleansing Material or undertakes any obligation to publicly update the Cleansing Material to reflect circumstances existing after the date when the Cleansing Material was prepared or conveyed or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Cleansing Material are shown to be in error.

The information contained in this Item 7.01, including Exhibit 99.1, is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and are not deemed to be incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission (the “SEC”), whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Information

The Company has included statements in this Current Report on Form 8-K and the Cleansing Material that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expect” and similar expressions identify forward-looking statements. Forward-looking statements are based only on the Company’s current assumptions and views of future events and financial performance. They are subject to known and unknown risks and uncertainties, many of which are outside of the Company’s control that may cause the Company’s actual results to be materially different from planned or expected results. Those risks and uncertainties include, but are not limited to, risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases, including with respect to any proposed debtor-in-possession financing; the ability of the Company to negotiate, develop, confirm and consummate a plan of reorganization; the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company’s reorganization, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the effects of the Chapter 11 Cases on the interests of various constituents; the length of time that the Company will operate under Chapter 11 protection; risks associated with third-party motions in the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; conditions to which any debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside the Company’s control; the effects of the COVID-19 pandemic and uncertainties about its depth and duration, including the health and well-being of our employees and customers, temporary store closures, increases in the unemployment rate, furlough or temporary layoffs of our employees, our ability to increase our liquidity and preserve financial flexibility, and social distancing measures or changes in consumer spending behaviors; actions or inactions by governmental entities; domestic and international macro-economic conditions; inflation or deflation; the loss of, or changes in, key employees; success, or lack thereof, in formulating or executing our internal strategies and operating plans including new store and new market expansion plans; cost reduction initiatives and revenue enhancement strategies; changes to our capital allocation policy; changes in demand for our retail clothing or rental products, including changes in apparel trends and changing consumer preferences; market trends in the retail or rental business; customer confidence and spending patterns; changes in traffic trends in our stores; customer acceptance of our merchandise strategies, including custom clothing; performance issues with key suppliers; disruptions in our supply chain; severe weather; regional or national civil unrest or acts of civil disobedience; public health crises, including the recent coronavirus outbreak; foreign currency fluctuations; government export and import policies, including the enactment of duties or tariffs; advertising or marketing activities of competitors; the impact of cybersecurity threats or data breaches; legal proceedings and the impact of climate change.

Please refer to the Company’s Annual Report on Form 10-K for the year ended February 1, 2020 and its Current Report on Form 8-K filed on June 10, 2020 for a further discussion of risks and uncertainties. Investors should take such risks into account and should not rely on forward-looking statements when making investment decisions. Any forward-looking statement made by us in this Current Report on Form 8-K is based only on information currently available to us and speaks only as of the date on which it is made. We do not undertake to update these forward-looking statements as of any future date.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is included in this Form 8-K:

99.1	Cleansing Material.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:        October 7, 2020

TAILORED BRANDS, INC.

By:	/s/ John Vazquez

Vice President – Chief Accounting Officer and Treasurer